UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported)
February 18, 2010
GLOBAL MED TECHNOLOGIES, INC.
(Exact name of registrant as specified in its charter)

Colorado	0-22083	84-1116894

(State or other jurisdiction of incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)

12600 West Colfax, Suite C-420, Lakewood, Colorado	80215

(Address of principal executive offices)	(Zip Code)
(303) 238-2000
(Registrant’s telephone number, including area code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry into a Material Definitive Agreement.
     On February 18, 2010, Global Med Technologies, Inc. (“Global Med”) entered into Indemnification Agreements (the “Indemnification Agreements”) with each of the current directors of Global Med. Among other things, the Indemnification Agreements require Global Med to indemnify the directors to the maximum extent possible under applicable law and to advance expenses as provided in the Indemnification Agreements.
     The form of Indemnification Agreement entered into by each of Global Med’s directors is attached hereto and incorporated herein by this reference as Exhibit 10.1.

Item 9.01.	Financial Statements and Exhibits.
(d)	Exhibits.
10.1	Form of Indemnification Agreement for Directors of Global Med

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GLOBAL MED TECHNOLOGIES, INC.
By:	/s/ Michael I. Ruxin, M.D.
Michael I. Ruxin, M.D.
Chairman and Chief Executive Officer

Date: February 23, 2010

Exhibit Index

Exhibit No.	Description

10.1	Form of Indemnification Agreement for Directors of Global Med